DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20070553484-18
	Filing Date and Time: 08/10/2007 5:48 AM
	Entity Number: E0574982007-0

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	SUNGRO MINERALS INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Name: Business First Formations, Inc. Street Address: 3990 Warren Way; City: Reno; NEVADA; Zip Code: 89509 Optional Mailing Address: 3702 S. VIRGINIA STREET, STE. G12-401; City: RENO; State: NV; Zip Code: 89502
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000; Par value: $ .001; Number of shares without par value: 0
4. Names & Addresses of Board of Directors/Trustees: (attach additional page there is more than 3 directors/trustees)	1. Name: Mal Bains Street Address: 2008 - 7445 132nd Street; City: Surrey, B.C.; State: Canada; Zip Code: V3W 5S8 2. Name: Street Address: City: State: Zip Code: 3. Name: Street Address: City: State: Zip Code:
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: To engage in any lawful activity provided for a corporation organized under the provisions of NRS 78.
6. Names, Address and Signature of Incorporator. (attach additional page there is more than 1 incorporator)	Name: Megan Hughes, for Business First Formations, Inc. Signature: Meg Hughes for BusFirstFrmtns, Inc Address: 3702 South Virginia Street, Ste. G12-401; City: Reno; State: Nevada; Zip Code: 89502-6030
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company: Meg Hughes for BusFrst Frmtns, Inc Date: August 9, 2007

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 09/29/03

I hereby certify that the within instrument is a true and correct copy of the instrument of which it purports to be a true copy.
Given under my hand and the seal of office this 7 day of 5-1, A.D., 2009

A Notary Public in and for the Province of British Columbia

CONRAD Y. NEST
Barrister & Solicitor
CLARK WILSON LLP
800 - 885 WEST GEORGIA STREET
VANCOUVER, B.C. V6C 3H1
Telephone: (604) 687-57..

ARTICLES OF INCORPORATION
(PURSUANT TO NRS 78)
STATE OF NEVADA
SECRETARY OF STATE

ARTICLE 1
NAME

The name of the corporation is: **SUNGRO MINERALS INC.**

ARTICLE 2
RESIDENT AGENT

The resident agent for this Corporation shall be: Business First Formations, Inc.

The address of said agent, and, the registered or statutory address of this Corporation in the state of Nevada, shall be: 3990 Warren Way, Reno, Nevada 89509.

This Corporation may maintain an office, or offices, in such other place within or without the state of Nevada as may be from time to time designated by the Board of Directors, or by the bylaws of this Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the state of Nevada as well as within the state of Nevada.

ARTICLE 3
NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE

The aggregate number of shares that the Corporation will have authority to issue is Seventy-Five Million (75,000,000) shares of common stock, with a par value of $0.001 per share. Said shares may be issued by the Corporation from time to time for such considerations as may be fixed by the Board of Directors.

ARTICLE 4
BOARD OF DIRECTORS

The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The name and post office address of the first board of Directors shall be listed as follows:

Name	Address
Mal Bains	2008 – 7445 132nd Street Surrey, B.C. V3W 5S8 Canada

ARTICLE 5
PURPOSE OF CORPORATION

The objects for which this Corporation is formed are to engage in any lawful activity provided for a corporation organized under the provisions of NRS 78.

ARTICLE 6
ACQUISITION OF CONTROLLOING INTEREST and COMBINATIONS OF INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE 7
OTHER MATTERS

7.1 Stock Not Subject to Assessment. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

7.2 Perpetual Existence. The Corporation is to have perpetual existence.

7.3 Powers of Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(A) Subject to the bylaws, if any, adopted by the Stockholders, to make, alter or amend the bylaws of the Corporation.

(B) To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

(C) By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

(D) When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of Directors deems expedient and for the best interests of the Corporation.

7.4 Stockholders Have No Subscription Rights. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

7.5 Stockholders Meetings. Meeting of Stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

7.6 Limitation of Director's Liabilities. No director or officer of the Corporation shall be personally liable to the Corporation or any of its Stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any amendment to or repeal of this Article shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such amendment or repeal.

7.7 Indemnification of Directors. To the fullest extent permitted by the bylaws and Nevada law, this Corporation is authorized to indemnify any of its directors. The Board of Directors shall be entitled to determine the terms of indemnification, including advance of expenses, and to give effect thereto through the adoption of bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of this Article shall not adversely affect any right of an individual with respect to any right to indemnification arising prior to such amendment or repeal.

7.8 Amendment of Articles of Incorporation. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

ARTICLE 8
SIGNATURE OF INCORPORATOR

The signature, name and address of the Incorporator signing the Articles of Incorporation is as follows:

August 9, 2007
Date

Megan Hughes for Bus First Fmtns INC
Megan Hughes, for Business First Formations, Inc.
3702 South Virginia Street, Suite #G12-401
Reno, NV 89502-6030

I, Megan Hughes, for Business First Formations, Inc., hereby accept as Resident Agent for the previously named Corporation.

August 9, 2007
Date

Megan Hughes for Bus First Fmtns Inc
Megan Hughes, for Business First Formations, Inc.

SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SUNGRO MINERALS INC.**, did on August 10, 2007, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on August 15, 2007.

ROSS MILLER
Secretary of State

By

Certification Clerk

I hereby certify that the within instrument is a true and correct copy of the instrument of which it purports to be a true copy.
Given under my hand and seal of office this 7th day of July, 2009

A Commissioner for taking affidavits in and for the Province of British Columbia

CONRAD Y. NEST
Barrister & Solicitor
CLARK WILSON LLP
800 - 885 WEST GEORGIA STREET
VANCOUVER, B.C. V6C 3H1
Telephone: (604) 687-5700

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number **20100106413-68**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **02/19/2010 2:30 PM**
	Entity Number **E0574982007-0**

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Sungro Minerals, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

See Attached"Certificate of Designation of Series "A" Preferred Stock of Sungro Minerals, Inc."

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF
SERIES "A" PREFERRED STOCK OF
Sungro Minerals, Inc.

Sungro Minerals, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby certifies that the following resolution was adopted by Written Consent of the Board of Directors (the "Board") of the Company as required by Chapter 78 of the Nevada Revised Statutes on February 15, 2010, amending the Articles of Incorporation of the Company to create a series of Preferred Stock designated as "Series A Preferred Stock."

> **RESOLVED**, that pursuant to the authority vested in the Board of Directors of Sungro Minerals, Inc., a corporation organized and existing under the laws of the State of Nevada, in accordance with the provisions of the Articles of Incorporation of the Company, the Board hereby creates a series of Preferred Stock, par value $0.001 per share, of the Company, to be designated as "Series A Preferred Stock" and hereby fixes the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of the shares of the Series A Preferred Shares, as follows:

SECTION 1: DESIGNATION AND RANK

1.1 Designation. One Hundred Thousand (100,000) shares of the Preferred Stock of the Company, par value one-tenth of one cent ($0.001) per share, shall be designated and known as the "Series A Preferred Stock."

1.2 Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including distribution of the assets of the Company upon liquidation, the Series A Preferred Stock shall rank pari passu, on an as converted basis together with the Common Stock, with the shareholders of Common Stock, and as otherwise provided under the laws of the State of Nevada.

SECTION 2: DIVIDEND RIGHTS

2.1 Dividends or Distributions. From and after the original issue date of the Series A Preferred Stock, when and if the Board declares a dividend or distribution payable with respect to then-outstanding shares of Common Stock, the holders of Series A Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of Series A Preferred Stock could then be converted pursuant to Section 4 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

SECTION 3: LIQUIDATION RIGHTS

3.1 Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a "Liquidation"), before any

distribution or payment shall be made to any of the holders of Common Stock, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to Fifty Cents ($0.50) per share of Series A Preferred Stock (the "Liquidation Amount") plus all declared and unpaid dividends thereon, for each share of Series A Preferred Stock held by them.

3.2 Pro Rata Distribution. If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series A Preferred Stock, then the entire net assets of the Company shall be distributed among the holders of the Series A Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Company's Board of Directors), or both, at the election of the Company's Board of Directors.

3.3. Merger, Consolidation or Reorganization. For purposes of this Section 3, a Liquidation shall not be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.

SECTION 4: CONVERSION RIGHTS

4.1. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) *Conversion Rate.* Each share of Series A Preferred Stock shall be convertible into one thousand (1,000) shares of the Company's Common Stock (the "Conversion Rate").

(b) *Mechanics of Conversion.* Upon presentation to the Company of a Notice of Conversion by the holders of such shares and the surrender of such Preferred Shares as are necessary to effect such conversion, the outstanding shares of Series A Preferred Stock shall be converted into Common Stock of the Company. No partial conversion or fractional shares shall be issued in connection with any conversion of Preferred Shares into Common Shares. Upon conversion, any shares of Series A Preferred Stock so converted shall represent shares of Common Stock into which they have been converted.

SECTION 5: FRACTIONAL SHARES

5.1. No fractional shares of Common Stock will be issued upon the conversion of any share or shares of the Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of

Common Stock, the Company shall, in lieu of issuing any fractional share, issue to the holder otherwise entitled to such fraction the next whole share of the Company's Common Stock.

SECTION 6: VOTING RIGHTS

6.1. The Holders of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Company's Common Stock on an as if converted to Common Stock basis based on the Conversion Rate in effect on the record date of such vote. Except as otherwise provided herein, to the maximum extent permitted by law, holders of Series A Preferred Stock will not have any rights to vote separately as a series with respect to any matter submitted to a vote of the holders of the Company's outstanding securities.

SECTION 7: STATUS OF CONVERTED STOCK

7.1. Upon conversion of the shares of Series A Preferred Stock pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be re-issuable by the Company. All such shares shall upon their cancellation become authorized but unissued shares of Series A Preferred Stock and may be reissued as part of the Series A Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation, and in accordance with this Certificate of Designation.

SECTION 8: MISCELLANEOUS

8.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

8.2. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by Erwin Vahlsing, Jr., its Secretary.

DATED: February 15, 2010

Sungro Minerals, Inc.

By:

Name: Erwin Vahlsing, Jr.

Title: Secretary

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number **20100107674-38**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **02/22/2010 8:00 AM**
	Entity Number **E0574982007-0**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3 of the Articles of Incorporation is amended by deleting the existing Article 3 in its entirety and inserting the following: The Aggregate number of shares which this Corporation is authorized to issue is (a) Three Hundred Seventy Five million (375,000,000) shares of nonassessable voting common stock, with a par value of $0.001 per share, and (b) One Million (1,000,000) shares of nonassessable voting preferred stock, having a par value of $0.001 per share. Such shares may be issued in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the Corporation's board of directors determine. The capital stock of this Corporation, both common and preferred, shall be issued as fully paid. The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.44%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number 20110807001-60
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/14/2011 9:45 AM
	Entity Number E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation is amended by deleting the existing Article 3 in its entirety and inserting the following: The aggregate number of shares which this Corporation is authorized to issue is (a) Seven Hundred Fifty million (750,000,000) shares of non assessable voting common stock, with a par value of $0.001 per shares, and (b) One Million (1,000,000) shares of non assessable voting preferred stock, having a par value of $0.001 per share. Such shares may be issued in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the Corporation's Board of Directors determine. The capital stock of this Corporation, both common and preferred, shall be issued as fully paid. The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 54.61%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20110806999-95
	Filing Date and Time: 11/14/2011 9:46 AM
	Entity Number: E0574982007-0

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Sungro Minerals, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

See Attached "Certificate of Designation of Series "B" Preferred Stock of Sungro Minerals, Inc.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF
SERIES "B" PREFERRED STOCK OF
Sungro Minerals, Inc.

Sungro Minerals, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby certifies that the following resolution was adopted by Written Consent of the Board of Directors (the "Board") of the Company as required by Chapter 78 of the Nevada Revised Statutes on November 10, 2011, amending the Articles of Incorporation of the Company to create a series of Preferred Stock designated as "Series B Preferred Stock."

> **RESOLVED**, that pursuant to the authority vested in the Board of Directors of Sungro Minerals, Inc., a corporation organized and existing under the laws of the State of Nevada, in accordance with the provisions of the Articles of Incorporation of the Company, the Board hereby creates a series of Preferred Stock, par value $0.001 per share, of the Company, to be designated as "Series B Preferred Stock" and hereby fixes the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of the shares of the Series B Preferred Shares, as follows:

SECTION 1: DESIGNATION AND RANK

1.1 Designation. One Hundred Thousand (100,000) shares of the Preferred Stock of the Company, par value one-tenth of one cent ($0.001) per share, shall be designated and known as the "Series B Preferred Stock."

1.2 Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including distribution of the assets of the Company upon liquidation, the Series B Preferred Stock shall rank pari passu, on an as converted basis together with the Common Stock, with the shareholders of Common Stock, and as otherwise provided under the laws of the State of Nevada.

SECTION 2: DIVIDEND RIGHTS

2.1 Dividends or Distributions. From and after the original issue date of the Series B Preferred Stock, when and if the Board declares a dividend or distribution payable with respect to then-outstanding shares of Common Stock, the holders of Series B Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of Series B Preferred Stock could then be converted pursuant to Section 4 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

SECTION 3: LIQUIDATION RIGHTS

3.1 Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a "Liquidation"), before any

distribution or payment shall be made to any of the holders of Common Stock or Series A Preferred Stock, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to Seventy Five Cents ($0.75) per share of Series B Preferred Stock (the "Liquidation Amount") plus all declared and unpaid dividends thereon, for each share of Series B Preferred Stock held by them.

3.2 Pro Rata Distribution. If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series B Preferred Stock, then the entire net assets of the Company shall be distributed among the holders of the Series B Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Company's Board of Directors), or both, at the election of the Company's Board of Directors.

3.3. Merger, Consolidation or Reorganization. For purposes of this Section 3, a Liquidation shall not be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.

SECTION 4: CONVERSION RIGHTS

4.1. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) *Conversion Rate*. Each share of Series A Preferred Stock shall be convertible into five thousand (5,000) shares of the Company's Common Stock (the "Conversion Rate").

(b) *Mechanics of Conversion*. Upon presentation to the Company of a Notice of Conversion by the holders of such shares and the surrender of such Preferred Shares as are necessary to effect such conversion, the outstanding shares of Series B Preferred Stock shall be converted into Common Stock of the Company. No partial conversion or fractional shares shall be issued in connection with any conversion of Preferred B Shares into Common Shares. Upon conversion, any shares of Series B Preferred Stock so converted shall represent shares of Common Stock into which they have been converted.

SECTION 5: FRACTIONAL SHARES

5.1. No fractional shares of Common Stock will be issued upon the conversion of any share or shares of the Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of

Common Stock, the Company shall, in lieu of issuing any fractional share, issue to the holder otherwise entitled to such fraction the next whole share of the Company's Common Stock.

SECTION 6: VOTING RIGHTS

6.1. The Holders of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Company's Common Stock on an as if converted to Common Stock basis based on the Conversion Rate in effect on the record date of such vote. Except as otherwise provided herein, to the maximum extent permitted by law, holders of Series B Preferred Stock will not have any rights to vote separately as a series with respect to any matter submitted to a vote of the holders of the Company's outstanding securities.

SECTION 7: STATUS OF CONVERTED STOCK

7.1. Upon conversion of the shares of Series B Preferred Stock pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be re-issuable by the Company. All such shares shall upon their cancellation become authorized but unissued shares of Series B Preferred Stock and may be reissued as part of the Series B Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation, and in accordance with this Certificate of Designation.

SECTION 8: MISCELLANEOUS

8.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

8.2. Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by Erwin Vahlsing, Jr., its Secretary.

DATED: November 10, 2011

Sungro Minerals, Inc.

By: ______________________

Name: Erwin Vahlsing, Jr.

Title: Secretary

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number 20120173561-08
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 03/12/2012 1:00 PM
	Entity Number E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation is amended by deleting the existing Article 3 in its entirety and inserting the following: The aggregate number of shares which this Corporation is authorized to issue is (a) Two Billion Five Hundred Million (2,500,000,000) shares of non assessable voting common stock, with a par value of $0.001 per shares, and (b) One Million (1,000,000) shares of non assessable voting preferred stock, having a par value of $0.001 per share. Such shares may be issued in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the Corporation's Board of Directors determine. The capital stock of this Corporation, both common and preferred, shall be issued as fully paid. The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.18%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130091164-77
	Filing Date and Time 01/25/2013 5:46 AM
	Entity Number E0574982007-0

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Sungro Minerals, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series B Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

See attached. Section 6 replaced in its entirety.

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X Erwin Vahlsing Jr. Digitally signed by Erwin Vahlsing Jr. DN: cn=Erwin Vahlsing Jr., o=Sungro Minerals, Inc., ou=Finance, email=evahlsing@sungrominerals.com, c=US Date: 2013.01.12 22:59:38 -05'00'

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF
SERIES "B" PREFERRED STOCK OF
Sungro Minerals, Inc.

Sungro Minerals, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby certifies that the following resolution was adopted by Written Consent of the Board of Directors (the "Board") of the Company as required by Chapter 78 of the Nevada Revised Statutes on November 10, 2011, amending the Articles of Incorporation of the Company to create a series of Preferred Stock designated as "Series B Preferred Stock."

> **RESOLVED**, that pursuant to the authority vested in the Board of Directors of Sungro Minerals, Inc., a corporation organized and existing under the laws of the State of Nevada, in accordance with the provisions of the Articles of Incorporation of the Company, the Board hereby creates a series of Preferred Stock, par value $0.001 per share, of the Company, to be designated as "Series B Preferred Stock" and hereby fixes the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of the shares of the Series B Preferred Shares, as follows:

SECTION 1: DESIGNATION AND RANK

1.1 Designation. One Hundred Thousand (100,000) shares of the Preferred Stock of the Company, par value one-tenth of one cent ($0.001) per share, shall be designated and known as the "Series B Preferred Stock."

1.2 Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including distribution of the assets of the Company upon liquidation, the Series B Preferred Stock shall rank pari passu, on an as converted basis together with the Common Stock, with the shareholders of Common Stock, and as otherwise provided under the laws of the State of Nevada.

SECTION 2: DIVIDEND RIGHTS

2.1 Dividends or Distributions. From and after the original issue date of the Series B Preferred Stock, when and if the Board declares a dividend or distribution payable with respect to then-outstanding shares of Common Stock, the holders of Series B Preferred Stock shall be entitled to the amount of dividends per share in the same form as such Common Stock dividends that would be payable on the largest number of whole shares of Common Stock into which a holder's aggregate shares of Series B Preferred Stock could then be converted pursuant to Section 4 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

SECTION 3: LIQUIDATION RIGHTS

3.1 Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a "Liquidation"), before any

distribution or payment shall be made to any of the holders of Common Stock or Series A Preferred Stock, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to Seventy Five Cents ($0.75) per share of Series B Preferred Stock (the "Liquidation Amount") plus all declared and unpaid dividends thereon, for each share of Series B Preferred Stock held by them.

3.2 Pro Rata Distribution. If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series B Preferred Stock, then the entire net assets of the Company shall be distributed among the holders of the Series B Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Company's Board of Directors), or both, at the election of the Company's Board of Directors.

3.3. Merger, Consolidation or Reorganization. For purposes of this Section 3, a Liquidation shall not be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.

SECTION 4: CONVERSION RIGHTS

4.1. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) *Conversion Rate*. Each share of Series A Preferred Stock shall be convertible into five thousand (5,000) shares of the Company's Common Stock (the "Conversion Rate").

(b) *Mechanics of Conversion*. Upon presentation to the Company of a Notice of Conversion by the holders of such shares and the surrender of such Preferred Shares as are necessary to effect such conversion, the outstanding shares of Series B Preferred Stock shall be converted into Common Stock of the Company. No partial conversion or fractional shares shall be issued in connection with any conversion of Preferred B Shares into Common Shares. Upon conversion, any shares of Series B Preferred Stock so converted shall represent shares of Common Stock into which they have been converted.

SECTION 5: FRACTIONAL SHARES

5.1. No fractional shares of Common Stock will be issued upon the conversion of any share or shares of the Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of

Common Stock, the Company shall, in lieu of issuing any fractional share, issue to the holder otherwise entitled to such fraction the next whole share of the Company's Common Stock.

SECTION 6: VOTING RIGHTS

6.1. The Holders of Series B Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Company's Common Stock on an as if converted to Common Stock basis, at a rate of four (4) votes for each share into which the Series B Preferred Stock may be converted based on the Conversion Rate in effect on the record date of such vote. Except as otherwise provided herein, to the maximum extent permitted by law, holders of Series B Preferred Stock will not have any rights to vote separately as a series with respect to any matter submitted to a vote of the holders of the Company's outstanding securities.

SECTION 7: STATUS OF CONVERTED STOCK

7.1. Upon conversion of the shares of Series B Preferred Stock pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be re-issuable by the Company. All such shares shall upon their cancellation become authorized but unissued shares of Series B Preferred Stock and may be reissued as part of the Series B Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation, and in accordance with this Certificate of Designation.

SECTION 8: MISCELLANEOUS

8.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

8.2. Severability of Provisions. If any right, preference or limitation of the Series B Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by Erwin Vahlsing, Jr., its Secretary.

DATED: January 10, 2013

Sungro Minerals, Inc.

By: *_/s/ Erwin Vahlsing, Jr._*
Name: Erwin Vahlsing, Jr.
Title: Secretary

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150101

Filed in the office of	Document Number
Barbara K. Cegavske	20150396107-84
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/02/2015 6:05 AM
	Entity Number E0574982007-0

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Telco Cuba, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Series C Preferred Stock.

On behalf of Telco Cuba, Inc., a Nevada corporation (the "Corporation"), the undersigned hereby certifies that the following resolution has been duly adopted by the board of directors of the Corporation (the "Board"): RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the "Articles of Incorporation"), there hereby is created, out of the one million (1,000,000) shares of preferred stock, par value $.001 per share, of the Corporation authorized by Article III of the Articles of Incorporation ("Preferred Stock"), a series of Series C Preferred Stock, consisting of one hundred thousand (100,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions: See Attached:

3. Effective date of filing: (optional) August 27, 2015

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X ______________________

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

CERTIFICATE OF DESIGNATION, NUMBER, POWERS PREFERENCES AND RELATIVE, PARTICIPATING OPTION, AND OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND OTHER DISTINGUISHING CHARACTERISTICS OF SERIES C PREFERRED STOCK OF TELCO CUBA, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Telco Cuba, Inc.

2. The certificate of incorporation authorizes the issuance of 1,000,000 shares of Preferred Stock with a par value to be determined by the Board of Directors and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number full or limited voting powers, or the denial of voting powers, preferences and relative participating, option, and other special rights and the qualifications, limitations restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series C issue of Preferred Stock:

   a. RESOLVED, that One Hundred Thousand (100,000) shares of the Preferred Stock of which, One Million (1,000,000) Preferred shares are authorized (par value $0.001 per share), are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series C Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

      i. DESIGNATION. The Preferred Stock subject hereof shall be designated Series C Preferred Stock ("Series C Preferred"). No other shares of Preferred Stock shall be designated as Series C Preferred stock.

      ii. DIVIDENDS. The Holder of Series C Preferred Stock will not be entitled to receive dividends of any kind, including but not limited to any dividends paid on Common Stock.

      iii. CONVERSION. The Series C Preferred Stock shall not be convertible into Common Stock at any time.

      iv. LIQUIDATION RIGHTS. The Series C Preferred Stock shall not have any rights with respect to liquidation preference upon the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

v. OTHER RESTRICTIONS. There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

vi. VOTING.

1. Voting with Common Stock. Each share of the Series C Preferred Stock shall vote together with the holders of the Common Stock and have ten thousand (10,000) votes on all matters on which shareholders of the Corporation shall be entitled to vote and be entitled to a vote on all matters submitted to the shareholders. For example, if a matter is presented to the shareholders for a vote and there are 10,000 Series C Preferred shares outstanding and entitled to vote on the matter, then the Holder of the Series C Preferred Stock would be granted 100,000,000 votes.

2. Class Voting Rights. So long as the Series C Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least 51% of all outstanding Series C Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Certificate of Incorporation or the By-laws of the Corporation, as amended, as to adversely affect the relative rights, preferences, qualifications, limitations, or restrictions of the Series C Preferred Stock, (ii) effect any reclassification of the Series C Preferred Stock.

3. A class vote on the part of the Series C Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with; (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Series C Preferred Stock in respect to the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligation of the Corporation.

vii. STATED VALUE. The Shares of Series C Preferred shall have a stated value of $0.001 per share.

viii. OTHER-PREFERENCES. The shares of the Series C Preferred shall have no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series C Preferred Stock and fixing the number, powers, preferences and relative, optional participating and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate of incorporation of the Corporation.

Signed on August 21, 2015.

By Unanimous Written Consent of the Board of Directors:

/s/ William Sanchez

William Sanchez - Director

/s/ Linnette Miller

Linnette Miller - Director

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3, Section 1. Authorized Shares. The total number of shares of that the Corporation shall have authority to issue is nine hundred seventy five million shares (975,000,000) of which nine hundred seventy four million (974,000,000) shall be shares of Common Stock, par value $0.001 per share, and One Million (1,000,000) shall be shares of Preferred Stock, par value $0.001 per share with One Hundred Thousand (100,000) of such shares being designated as Series A Preferred Stock, One Hundred Thousand (100,000) of such shares being designated as Series B Preferred Stock, and One Hundred Thousand (100,000) of such shares being designated as Series C Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160529973-14
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 11/30/2016 9:11 AM
	Entity Number E0574982007-0

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the articles of incorporation is amended by deleting the existing article 3 in its entirety and inserting the following: "the aggregate number of shares which this corporation is authorized to issue is a.One billion nine hundred ninety nine million (1,999,000,000) shares of non-assessable voting common stock, with a par value of $0.001 per share, and b. One million (1,000,000) shares of non-assessable voting preferred stock, having a par value of $0.001 per share. such shares may be issued in one or more series and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the corporation;s board of directors shall determine. The capital stock of this corporation, both common and preferred, shall be issued as fully paid.The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this corporation. Article 4 of the articles of incorporation is amended by deleting the existing article 4 in its

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 86%

4. Effective date and time of filing: (optional) Date: 11/1/2016 Time: 12:00 PM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20170447655-41
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 10/23/2017 2:00 PM
	Entity Number E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is amended by deleting the existing article 1 in its entirety and inserting the following:"The name of the corporation is changed to: Amgentech Holdings, Inc."
Article 3 is amended by deleting the existing article 3 in its entirety and inserting the following:"The aggregate number of shares which this corporation is authorized to issue is a.Seven billion nine hundred ninety nine million(7,999,000,000)shares of non-assessable voting common stock, with a par value of $0.001 per share, and b.One million(1,000,000)shares of non-assessable voting preferred stock,having a par value of $0.001 per share.Such shares may be issued in one or more series and with such dividend rates and rights, liquidation preferences, NOTE: AMENDMENTS CONTINUED ON ATTACHED SHEET

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 84%

4. Effective date and time of filing: (optional) Date: 10/4/2017 Time: 12:00 PM
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X (signature)

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Article 1 is amended by deleting the existing article 1 in its entirety and inserting the following:"The name of the corporation is changed to: Amgentech Holdings, Inc."
Article 3 is amended by deleting the existing article 3 in its entirety and inserting the following:"The aggregate number of shares which this corporation is authorized to issue is a.Seven billion nine hundred ninety nine million(7,999,000,000)shares of non-assessable voting common stock, with a par value of $0.001 per share, and b.One million(1,000,000)shares of non-assessable voting preferred stock,having a par value of $0.001 per share.Such shares may be issued in one or more series and with such dividend rates and rights, liquidation preferences,voting rights,conversion rights,rights and terms of redemption and other rights,preferences,and privileges as the corporation's board of directors shall determine.The capital stock of this corporation,both common and preferred,shall be issued as fully paid.The private property of the shareholders shall not be liable for the debts,obligations or liabilities of this corporation."

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

AMGENTECH HOLDINGS, INC.

Nevada Business Identification # NV20071108262

Expiration Date: August 31, 2018

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on October 24, 2017

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

150303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20180050505-46
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/26/2018 3:00 PM
	Entity Number E0574982007-0

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Amgentech Holdings, INc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series C Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Sec3(a) of the series c preferred stock designation certificate is replaced as follows:'3(a).RESOLVED, that Eight Hundred Thousand (800,000) shares of the Preferred Stock of which, One Million (1,000,000) Preferred shares are authorized (par value $0.001 per share),are authorized to be issued by this corporation pursuant to its certificate of incorporation,and that there be and hereby is authorized and created a series of preferred stock,hereby designed as the Series C Preferred Stock,which shall have the voting powers,designations,preferences and relative participating,optional or other rights,if any,or the qualifications,limitations,or restrictions,set forth in such certificate of incorporation and in addition thereto, those following:'

5. Effective date of filing: (optional) 11/01/2016

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20180161588-80
Barbara K. Cegavske	Filing Date and Time 04/09/2018 9:38 AM
Barbara K. Cegavske Secretary of State State of Nevada	Entity Number E0574982007-0

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Telco Cuba, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series C Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Sec3(a)(vi)1 of the series c preferred stock designation certificate is replaced as follows:" 3(a)(vi) 1. Voting with Common Stock. Each share of the Series C Preferred Stock shall vote together with the holders of the Common Stock and have one hundred thousand (100,000) votes on all matters on which shareholders of the Corporation shall be entitled to vote and be entitled to a vote on all matters submitted to the shareholders. For example, if a matter is presented to the shareholders for a vote and there are 10,000 Series C Preferred shares outstanding and entitled to vote on the matter, then the Holder of the Series C Preferred Stock would be granted 7,000,000,000 votes."

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.